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Exhibit 10.19

COMMON STOCK PURCHASE WARRANT
REVISED

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to 32,967 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of The MacNeal-Schwendler Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on May 15, 2000 and ending May 15, 2003.

        2.    Warrant Price.

        The Warrant Price is $11.375 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 15th day of May, 1998.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

COMMON STOCK PURCHASE WARRANT
REVISED

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to 38,216 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of The MacNeal-Schwendler Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on June 30, 2000 and ending June 30, 2003.

        2.    Warrant Price.

        The Warrant Price is $9.8125 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 30th day of June, 1998.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to 60,606 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of The MacNeal-Schwendler Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on September 30, 2000 and ending September 30, 2003.

        2.    Warrant Price.

        The Warrant Price is $6.1875 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 30th day of September, 1998.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to 54,054 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of The MacNeal-Schwendler Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on December 30, 2000 and ending December 30, 2003.

        2.    Warrant Price.

        The Warrant Price is $6.9375 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 30th day of December, 1998.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to 62,500 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of MSC.Software Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on March 31, 2001 and ending March 31, 2004.

        2.    Warrant Price.

        The Warrant Price is $6.0000 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 31st day of March, 1999.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to 64,516 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of MSC.Software Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on June 30, 2001 and ending June 30, 2004.

        2.    Warrant Price.

        The Warrant Price is $5.8125 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 30th day of June, 1999.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to 52,632 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of MSC.Software Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on November 4, 2001 and ending November 4, 2004.

        2.    Warrant Price.

        The Warrant Price is $7.1250 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 4th day of November, 1999.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE MACNEAL-SCHWENDLER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received, Kubota Solid Technology Corporation ("KUSCO"), a Japanese corporation ("the Holder") is entitled to subscribe for and purchase up to                        38,216 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of MSC.Software Corporation, a Delaware corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth and callable by the Company upon the terms and conditions set forth in Section l hereof.

        As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

        1.    Term of Warrant.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on December 30, 2001 and ending December 30, 2004.

        2.    Warrant Price.

        The Warrant Price is $9.8125 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

        3.    Method of Exercise; Payment; Issuance of New Warrant.

        Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto, as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 day period.

        4.    Stock Fully Paid; Reservation of Shares.

        All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        5.    Adjustment of Purchase Price and Number of Shares.

        The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

                (a)    Reclassification, Consolidation, or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a Merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, the Company, or such successor, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a Holder of one share of Common Stock; provided, however, that the Board of Directors of the Company may determine that, upon the occurrence of any of the following listed events, this Warrant will become immediately exercisable, in whole or in part, on such date of occurrence and if unexercised, in whole or in part, by the Holder, will thereupon terminate: (i) a stockholder approved dissolution or liquidation of the Company; (ii) a stockholder approved sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or affiliate of the Company; or (iii) any consolidation or merger of the Company with or into one or more entities that are not subsidiaries or other affiliates of the Company where the Company does not survive. Any new Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, and mergers.

                (b)    Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its common stock, or distribute dividends on its common stock payable in Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination or dividend.

                (c)    Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of subparagraphs (a) through (c) of this Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        6.    Notice of Adjustments.

        Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

        7.    Fractional Shares.

        No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

        8.    Compliance with Securities Act.

        The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

        9.    Transfer and Exchange of Warrant.

        This Warrant is not transferable or exchangeable without the consent of the Company.

        10.    Miscellaneous.

                (a)    No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or other vise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                (b)    Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                (c)    Notice. Any notice given to either party under this Warrant shall be in writing, and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice. Any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid.

If to the Holder:
Kubota Solid Technology Corporation ("KUSCO") 1-7 Higashishinbasi-2 chome Minato-ku, Tokyo 105-0021 JAPAN
Attention:	Mr. Hironao Ichinohe Manager of Administration
Telephone:	81-3-3438-3868
Telefax:	81-3-3438-3473
If to the Company:
815 Colorado Boulevard Los Angeles, CA 90041-1777
Attention:	Louis A. Greco Chief Financial Officer
Telephone:	(213) 259-3841
Telefax:	(213) 259-4969

                (d)    Governing Law. This Warrant shall be governed and construed under the laws of the State of California.

        This Warrant is executed as of this 30th day of December, 1999.

THE MACNEAL-SCHWENDLER CORPORATION
By:	/s/ LOUIS A. GRECO
Name:	Louis A. Greco
Title:	Chief Financial Officer

EXHIBIT 1

NOTICE OF EXERCISE

TO:    THE MACNEAL-SCHWENDLER CORPORATION

        1.    The undersigned hereby elects to purchase                        shares of Common Stock of The MacNeal-Schwendler Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.    Please issue a certificate or certificates representing said shares of Common Stock in the name of the Holder at the address specified below:

      Kubota Solid Technology Corporation ("KUSCO")
      1-7 Higashishinbasi-2 chome
      Minato-ku,
      Tokyo 105-0021 JAPAN

        3.    The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Kubota Solid Technology Corporation ("KUSCO")

(Signature of Holder)

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